SCHEDULE 14A (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [  ]

CHECK THE APPROPRIATE BOX:

[  ] PRELIMINARY PROXY STATEMENT

[X] DEFINITIVE PROXY STATEMENT

[  ] DEFINITIVE ADDITIONAL MATERIALS

[  ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

ARS NETWORKS, INCORPORATED.
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(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Sydney A. Harland
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(NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[  ]  $125 PER EXCHANGE ACT RULE 0-11(C)(1)(II), 14A-6(I)(1) OR 14A-6J(2)

[  ]  $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3)

[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(45) AND 0-11

[X] NO FEE REQUIRED

(1)     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
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(2)     AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
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(3)    PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
        COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:
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(4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
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[  ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)     AMOUNT PREVIOUSLY PAID: ------------------------------------------------

(2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: ----------

(3)     FILING PARTY: ------------------------------------------------------------------

(4)     DATE FILED: ------------------------------------------------------------------

ARS NETWORKS, INCORPORATED 100 WALNUT STREET CHAMPLAIN, NEW YORK 12919 NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY DECEMBER 5, 2002 AT 12:00 PM AT HOLIDAY INN SELECT, 300 THIRD STREET, NIAGARA FALLS, NEW YORK, 14303.

ARS Networks, Incorporated

Notice of Special Meeting of Stockholders and Proxy

December 5, 2002

PLEASE TAKE NOTICE that the Special Meeting of Stockholders of ARS Networks, Incorporated, a New Hampshire corporation (the "Company"), will be held at the Holiday Inn Select, Niagara Falls, New York, 14303 at 12:00 PM local time or at any and all adjournments thereof, for the following purposes:

1.      To approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of the Company's common stock from 50,000,000 shares to 500,000,000 shares; and

2.      To issue 25 million convertible preferred shares to Majestic Safe-T-Products Ltd. in exchange for the common shares of Majestic Refilter, Ltd.  The Company will issue 25 million preferred shares convertible at the rate of 7:1 to Majestic Safe-T-Products limited in exchange for all outstanding common shares of Majestic Refilter Ltd. As such, the business of ARS Networks will refocus on the diesel emission reducing filter being developed by Majestic Refilter. A summary of the Majestic Refilter system is included in the attached appendix.

3.      To transact such other business as may properly come before the meeting or any adjournment.

The Proxy Statement dated December 5, 2002 is attached. Our Board of Directors has fixed the close of business on November 12, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States. BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Sydney A. Harland

Sydney A. Harland, President & CEO, Champlain New York, November 18, 2002

THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

ARS NETWORKS, INCORPORATED. 100 WALNUT STREET, CHAMPLAIN, NEW YORK 12919 PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of ARS Networks, Incorporated, a New Hampshire corporation ("Us" or "We"), of proxies for use at the December 5, 2002 Special Meeting of Stockholders ("Special Meeting") to be held at the Holiday Inn Select, 300 Third Street, Niagara Falls, New York, 14303 at 12:00 pm Local Time, or at any and all adjournments of the Special Meeting. We will pay the cost of this solicitation. Our directors, officers and employees may solicit proxies by telephone, telegraph, electronic mail or personal interview. The approximate date of mailing of this Proxy Statement and form of Proxy will be November 18, 2002. Our principal offices are located at 100 Walnut Street, Champlain, New York 12919.

OUTSTANDING STOCK AND VOTING RIGHTS In accordance with our By-Laws, our Board of Directors has fixed the close of business on November 12, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The approval of the amendment to our Certificate of Incorporation increasing our authorized shares of Common Stock will require the affirmative vote of a majority of the shares of our Common Stock issued and outstanding, in person or by proxy. The approval of the issuance of 25 million preferred shares to Majestic Safe-T-Products Ltd in exchange for all of the common shares of Majestic Refilter Ltd.  will require the affirmative vote of a majority of the shares of our Common Stock issued and outstanding, in person or by proxy. As of November 12, 2002, the record date for determining our stockholders entitled to vote at the Special Meeting, 36,398,555 shares of the Common Stock, $.0001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the Special Meeting. The quorum necessary to conduct business at the Special Meeting consists of a majority of the outstanding shares of Common Stock outstanding as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect for the election of directors or the ratification of our auditors, but will have the effect of a vote against the increase in our authorized shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table describes certain information regarding certain individuals who beneficially owned our Common Stock on November 12, 2002. In general, a person is considered a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of such security. A person is also considered to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within sixty (60) days. Except as otherwise indicated, the address of each beneficial owner is 100 Walnut Street, Champlain, New York, 12919 The individuals included in the following table are: (1) people who we know beneficially own over 5% of our Common Stock; (2) each of our executive officers and directors; and (3) all executive officers and directors as a group. At November 12, 2002, we had 36,398,273 shares of Common Stock outstanding.

Name and Address Beneficial

Percent of Beneficial Owner Ownership Class (1)

Sydney A. Harland (2)	34.03%

Mark P. Miziolek (3)	9.91%

Ronald A. Moodie (4)	6.66%

Peter J. Hoult (5)	0.55%

Donald B. Hathaway (6)	2.14%

Robert M. Esecson (7)	0.55%

Daniel H. Murphy (8)	0.27%

All Officers & Directors as a Group (6 persons)	54.12%

(1)   Based on 36,398,273 shares of Common Stock outstanding as of November 12, 2002.

(2)   Mr. Harland is President and Chief Executive Officer, a director and a founder of the Company.

(3)   Mr. Miziolek is the Vice President and Chief Financial Officer of the Company and a director.

(4)   Mr. Moodie is the Controller of the Company.

(5)   Mr. Hoult is the Chairman of the Board of the Company.

(6)   Mr. Hathaway is a director and co-founder of the Company.

(7)   Mr. Esecson is Corporate Secretary and a director of the Company

(8)   Mr. Murphy is a Director of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten (10%) stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representation that no other reports were required all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners were filed.

PROPOSAL ONE: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

On September 25, 2002, the Board of Directors approved a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 500,000,000 shares, and further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. If Proposal 1 is approved by the Company's stockholders, the newly authorized shares of common stock will have voting and other rights identical to the currently authorized shares of common stock. Of the 50,000,000 currently authorized shares of Common Stock, 36,398,828 shares were issued and outstanding as of November 12, 2002, and an additional 7,240,284 shares of Common Stock had been reserved for issuance in connection with options granted by the Company through compensation plans and otherwise. If this proposal is approved by the stockholders, the Company proposes to utilize the additional shares of authorized Common Stock, from time to time, as the need may arise, in connection with future opportunities for expanding the Company's business through investments or acquisitions, equity financing, management incentive and employee benefit plans, and for other purposes. As of this date the Company does not have any specific plans for the additional shares of Common Stock that would result from the approval of this proposal with the exception of issuing shares as consideration for pre authorized and approved agreements. Authorized but unissued shares of the Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL TWO: ISSUANCE OF 25,000,000 CONVERTIBLE PREFERRED SHARES OF THE COMPANY TO Majestic Safe-T-Products Ltd. IN EXCHANGE FOR THE SHARES OF Majestic Refilter, Ltd.

Majestic Safe-T-Products Ltd. has offered to sell to ARS the shares of Majestic Refilter, Ltd. a company whose primary business is the development for future sales of environmental products primarily with regard to reducing toxic emissions. A brief outline of Majestic Refilter, Ltd is attached as Appendix 'A' and further information can be obtained from their web site www.m-refilter.com.  In exchange for the shares of Majestic Refilter, ARS will issue 25 million preferred shares to Majestic Safe-T-Products. These preferred shares will be convertible at the rate of 7 common shares for each preferred share. This transaction would close as soon as possible after the shareholders' meeting at which time all current officers and directors of ARS will resign from their positions in the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ISSUANCE OF 25,000,000 PREFERRED SHARES TO MAJESTIC SAFE-T-PRODUCTS LTD. IN EXCHANGE FOR THE SHARES OF ABC COMPANY.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

We are not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

OTHER MATTERS

Our management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefore, may solicit proxies in person or by telephone or electronic mail. No additional written materials besides the Proxy Statement have been authorized or will be employed in connection with the solicitation of proxies.

AVAILABILITY OF FORM 10-KSB ANNUAL REPORT AND OTHER INFORMATION

A copy of our Annual Report on Form 10-KSB for the year ended January 31, 2002, and Financial Information from our Quarterly Report for the Period Ended July 31, 2002 are available online from Edgar.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Esecson

Robert Esecson, Corporate Secretary

ARS Networks, Incorporated

Proxy

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF ARS NETWORKS, INCORPORATED. PROXY-SPECIAL MEETING OF STOCKHOLDERS DECEMBER 5, 2002. The undersigned, revoking all previous proxies, hereby appoints

Sydney A. Harland as Proxy, with full power of substitution, to represent and to vote all Common Stock of ARS Networks, Incorporated owned by the undersigned at the Special Meeting of Stockholders to be held at the Niagara Falls New York on December 5, 2002, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Special Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PROPOSAL #1 INCREASE AUTHORIZED SHARES OF COMMON STOCK

Proposal to approve the amendment to the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock from 50,000,000 to 500,000,000.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #1.

PROPOSAL #2 ISSUANCE OF 25 MILLION PREFERRED SHARES TO MAJESTIC SAFE-T-PRODUCTS LTD.

Proposal to issue 25 million convertible preferred shares to Majestic Safe-T-Products Ltd. in exchange for all the common shares of Majestic Refilter, Ltd.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #2

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" WITH RESPECT TO PROPOSAL 1 AND WILL BE VOTED "FOR" PROPOSAL 2. AND IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

Dated:	________________, 2002

Signature	_______________________________

Signature If Held Jointly	_______________________________

(Please Print Name)	_______________________________

Number of Shares Subject to Proxy	_______________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Atlas Stock Transfer
5899 South State Street
Salt Lake City, UT
USA   84107

Dear Sir/Madam: Enclosed for electronic filing on behalf of the Company is Schedule 14A, the Company's Notice of Special Meeting of Shareholders and Proxy Statement. Should you have any questions or comments regarding the enclosed, please call the undersigned at 518-298-2042.

Very truly yours,

/s/ Sydney A. Harland
Sydney A. Harland

Appendix A

Background information regarding Majestic Refilter, Ltd.

Throughout the world diesel engines are the power plant of choice for running trucks, buses, trains and heavy industrial equipment. This is so because a diesel engine is considered the most efficient form of internal combustion engine available. The combination of a slow development in "low" or "zero" emissions engines and the perception that there is an adequate supply of petroleum products leads us to believe that diesel engines will dominate the worlds roads for some time to come and in ever increasing numbers each year. Although the diesel engine is, and will continue to be the most popular form of industrial drive, it comes at a very heavy cost to the environment.

Diesel engines are the cause of much of the airborne pollutants that choke the vast majority of major cities worldwide. Regulators internationally are setting standards for diesel emissions that must be met at varying milestones during the coming decade. With development to market lead times in this industry being typically five to seven years, this means that solutions are needed now. Majestic Safe-T-Products, Ltd., through its wholly owned subsidiary Majestic Refilter, Ltd., knowing that several specific large corporations are seeking the best way to solve this problem, has recently filed patents covering the most practical system to allow industry to meet these standards. The company has received a notice of allowance from the US patent office for the initial patent. Majestic Refilter, Ltd.'s intention is to execute the initial development and license the patents.

THE PROBLEM

With over fifteen million diesel engines in operation in the US and in excess of 50 million worldwide, the current output of harmful emissions is estimated to be well above 5 million tons per year. Regulators estimate that the 24,000 school buses in California alone generate 13 tons of soot daily. According to the Environmental Protection Agency (EPA), each year smog and soot account for 15,000 premature deaths, one million respiratory problems, 400,000 asthma attacks and thousands of cases of aggravated asthma, especially in children.

The culprit emissions can be reduced to four general areas - (PM) Particulate Matter, (CO) Carbon Monoxide, (HC) Hydrocarbons and (NOx) Oxides of Nitrogen. Until recently, the effort to reduce these pollutants has concentrated on fuel formulations and engine management systems. With regulators both in the US and internationally setting tough upcoming standards, it has become apparent that these areas of emission reductions will fall far short of the requirements and alternative additional solutions must be found fast. Recent EPA standards call for a 90% reduction in diesel emissions by the year 2007.

THE SOLUTION

Recently, both the EPA & CARB (California Air Resources Board) have been strongly suggesting that the upcoming emission standards are "tailored to force the use of diesel particulate filters on new heavy-duty engines." During Majestic Refilter, Ltd.'s research phase of this project, it was apparent that both a catalytic converter and a particulate trap would be needed to meet the standards set. Further research indicated that trying to make a filter system that would last the life of the vehicle would be impractical, primarily due to the typical long life span of a diesel engine. This led Majestic Refilter, Ltd. to the most practical solution: a removable filter/converter system that is designed to be cleaned when needed. This allows for the construction of a simple and robust filter/converter as it only needs to work for a specified amount of time before it is cleaned and put back into service. This system does not require special fuel formulations and will work with current engine management systems. The Majestic Refilter, Ltd. system will achieve an estimated 90% reduction in emissions therefore meeting the upcoming standards. A suitable service industry will be required to manage the pickup, cleaning and redistribution of the filter/converters. Majestic Refilter, Ltd. anticipates that this service will begin with local municipalities (transit buses, county maintenance equipment etc.) and rapidly grow to serve all industries operating diesel engines.